UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 24, 2012

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      As previously announced on August 13, 2012, Kenneth R. Aubrey’s employment as the President and Chief Executive Officer of Image Sensing Systems, Inc. (the “Company”) was terminated effective as of August 10, 2012. On August 24, 2012, Mr. Aubrey delivered to the Company the release, which he signed (the “Release”), that had been attached as Appendix B to his Employment Agreement dated as of December 12, 2006. The Employment Agreement, including the Release, was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 14, 2006 and is hereby incorporated herein by reference, as described below. As provided under the terms of the Employment Agreement and the Release, the Company is paying to Mr. Aubrey severance in the total amount of his $260,000 annual base salary effective at the time of his termination of employment, which is payable over 12 months. Mr. Aubrey may revoke the Release with respect to potential age-related claims within the seven-day period following the date he signed it on August 24, 2012 and with respect to potential claims under the Minnesota Human Rights Act with the 15-day period following the date he signed it. If Mr. Aubrey revokes the release, he gives up any right to the severance payment.

The foregoing description of the Release is qualified in its entirety by reference to the copy of the Release, which is an exhibit to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following document is hereby filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.

10.1 Employment Agreement dated as of December 12, 2006 by and between the Company and Kenneth R. Aubrey, including the Release attached thereto as Appendix B (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated as of December 14, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Sensing Systems, Inc.

Date: August 30, 2012
	By	/s/ Gregory R. L. Smith
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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Exhibit Index

Exhibit No.

10.1      Employment Agreement dated as of December 12, 2006 by and between the Company and Kenneth R. Aubrey, including the Release attached thereto as Appendix B (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated as of December 14, 2006).

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